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                                                                   Exhibit 10.42

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     This Registration Rights Agreement, dated as of May 27, 2003, by and between Nobel Learning Communities, Inc., a Delaware corporation (the "Company") and Children's Out-of-School Time, Inc., a Massachusetts corporation ("COST").

                                   BACKGROUND:
                                   ----------

     Whereas, contemporaneously herewith, the parties hereto are entering into a certain settlement agreement of even date herewith (the "Settlement Agreement"), pursuant to which the Company is issuing to COST certain shares of the Company's common stock, $.001 par value (the "Common Stock"); and

     Whereas, in that connection, the Company wishes to afford COST certain rights with respect to such shares of Common Stock.

     Now, Therefore, in consideration of the mutual promises made herein, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     "Agreement" means this Registration Rights Agreement, as the same from time to time may be amended, supplemented or waived.

     "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Piggyback Registration" means any registration of Common Stock, (other than a registration on Forms S-4 or S-8 or any successor or similar form then in existence, a registration relating to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar benefit plan or a registration relating to a business combination, or another form not available for registering the Restricted Stock for sale to the public).

     "Registration Expenses" means the expenses so described in Section 6.

     "Restricted Stock" means the shares of Common Stock issued to COST pursuant to the Settlement Agreement; provided, however, that, as to any such shares of Common Stock, such shares will cease to be Restricted Stock when such shares:
(a) have been sold to the public pursuant to a registration or pursuant to Rule 144; (b) are eligible for resale to the public (i) within any three-month period under Rule 144(e) under the Securities Act, or (ii) under Rule

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144(k) under the Securities Act; (c) have been sold or otherwise transferred by
COST to any person or entity; or (d) have already been registered.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" means the expenses so described in Section 6.

     2. Restrictive Legend. Each certificate representing Restricted Stock shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if in the written opinion of counsel satisfactory to the Company (it being agreed that Foley Hoag LLP shall be satisfactory) the securities being sold thereby may be publicly sold without registration under the Securities Act.

     3. Notice of Proposed Transfer. Prior to any proposed transfer of any Restricted Stock, the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Foley Hoag LLP shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder thereof shall be entitled to transfer such stock in accordance with the terms of its notice. Each certificate for Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if the opinion of counsel referred to above is to the effect that the transferee and any subsequent transferee would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

     4.   Piggyback Registration.

          (a) If the Company at any time proposes to effect a Piggyback Registration, whether for its own account or for the account of other security holders or both, each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in

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the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders and the shares of Common Stock held by the persons referred to in clauses (ii) and (iii) of the proviso to this sentence) if and to the extent that the managing underwriter advises the Company that marketing factors require a limitation of the number of shares of Common Stock to be underwritten in such registration; provided, however, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than (i) the Company, (ii) requesting holders of Restricted Stock, or
(iii) any other holders of Common Stock who as of May 27, 2003 are entitled to contractual rights to be included in the registration statement.

          (b) Notwithstanding anything herein to the contrary, the Company shall not be required to file any registration statement registering the Restricted Stock upon the request of the holders of the Restricted Stock during the period beginning on the date of the Company's receipt of a notice from requesting holders pursuant to that certain Registration Rights Agreement dated August 30, 1995 by and among the Company, Allied Capital Corporation, Allied Capital Corporation II, Allied Investment Corporation and Allied Investment Corporation II, as amended by that certain First Amendment of Registration Rights Agreement dated February 23, 1996 and further amended by that certain First Amended and Restated Registration Rights Agreement dated June 30, 1998, and ending on the date on which the distribution of the securities included in such registration has been completed.

     5. Registration Procedures. If and whenever the Company is required by the provisions of Section 4 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such securities and use reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period of the distribution contemplated thereby (determined as hereinafter provided), and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement for such period;

          (c) furnish to each seller of Restricted Stock such number of copies of the registration statement and the prospectus included therein (including preliminary prospectuses) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

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          (d)  use reasonable efforts to register or qualify the Restricted
Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) use reasonable efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed; and

          (f) notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; (ii) any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; or (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Restricted Stock for sale in any jurisdiction or the initiation of any proceeding for such purpose, whereupon each such seller shall forthwith refrain from making any sales of Restricted Stock until such seller has either received from the Company a prospectus supplement describing such event or has been advised in writing by the Company that the use of the prospectus may be resumed.

     For purposes of Sections 5(a) and 5(b), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of (1) the sale of all Restricted Stock covered thereby, or (2) 120 days after the effective date thereof.

     It shall be a condition precedent to the obligations of the Company pursuant to this Section 5 with respect to the Restricted Stock of any seller that such seller shall furnish to the Company in writing such information regarding itself and the proposed distribution by it as the Company may reasonably request or as shall be necessary in order to assure compliance with federal and applicable state securities laws.

     In connection with each registration pursuant to this Agreement covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the

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Company's size and investment stature including, without limitation, customary provisions with respect to indemnification of the underwriters of such offering.

     6. Restrictions. If a seller's Restricted Stock is included in a registration statement filed by the Company pursuant to this Agreement, then such seller shall not offer, sell, transfer or otherwise dispose of any Common Stock (and shall not effect any short sale of, any loan of, or any grant of any option for the purchase of, any Common Stock), directly or indirectly, during the 14 days prior to or within 120 days following the effective date of, such registration statement, unless the managing underwriter otherwise agrees; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 1% of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 6. The Company may impose stop-transfer instructions with respect to the Common Stock subject to the foregoing restriction during such restricted period.

     7. Withdrawal of, and Delay in, Registration. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement for any reason without incurring any liability to any seller. In addition, notwithstanding anything contained in this Agreement to the contrary, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 120 days, if the Company determines in good faith that: (a) such registration might interfere with or affect the negotiation or completion of any material transaction that is being contemplated by the Company, or (b) there exists at the time material non- public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed; whereupon no sales of Restricted Stock shall be made by the sellers during such period.

     8.   Expenses. All expenses incurred by the Company in complying with
Section 4 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, and fees of transfer agents and registrars, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts, selling commissions and fees of counsel to participating sellers applicable to the sale of Restricted Stock are called "Selling Expenses".

     The Company will pay all Registration Expenses in connection with each registration statement under this Agreement. All Selling Expenses in connection with each registration statement under this Agreement shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

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     9.   Indemnification and Contribution.

          (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that: (i) any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus; or (ii) the untrue statement or alleged untrue statement or omission or alleged omission is corrected in a supplement or amendment to the registration statement or prospectus provided by or on behalf of the Company to such seller in a timely fashion which is not used by such seller.

          (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to

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the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the

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aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     10. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

     11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) use reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

     12. Representations and Warranties of the Company. The Company represents and warrants to COST as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

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          (b)  This Agreement has been duly executed and delivered by the
Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

     13.  Miscellaneous.

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, transferees of any Restricted Stock), whether so expressed or not; provided, however, that registration rights conferred herein on the holders of Restricted Stock shall only inure to the benefit of a transferee of Restricted Stock if (i) there is transferred to such transferee at least 10% of the total shares of Restricted Stock originally issued pursuant to the Settlement Agreement to the direct or indirect transferor of such transferee, or (ii) such transferee is a partner, stockholder or affiliate of a party hereto.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by facsimile, addressed as follows:

     if to the Company or any other party hereto, at the address of such party set forth in the Settlement Agreement;

     if to any subsequent holder of Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

     or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of the Company) in accordance with the provisions of this Section 13(b).

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding shares of Restricted Stock.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        NOBEL LEARNING COMMUNITIES, INC.


                                        By: /s/ John R. Frock
                                            ------------------------------------
                                        Name: John R. Frock
                                        Title: Vice Chairman


                                        CHILDREN'S OUT-OF-SCHOOL TIME, INC.


                                        By: /s/ Joan Bergstrom
                                            ------------------------------------
                                        Name: Joan Bergstrom
                                        Title:  President


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